SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported):

                            OCTOBER 2, 2000

                        STILWELL FINANCIAL INC.

          (Exact name of company as specified in its charter)

          DELAWARE                   001-15253               43-1804048
----------------------------    --------------------   -------------------------
(State or other jurisdiction      (Commission file           (IRS Employer
     of incorporation)               number)             Identification Number)


            920 MAIN STREET, 21ST FLOOR, KANSAS CITY, MISSOURI 64105

                 (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                (816) 218 - 2400

                                 NOT APPLICABLE

         (Former name or former address if changed since last report)






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ITEM 5.          OTHER EVENTS

On October 2, 2000, Stilwell Financial Inc. ("Stilwell") issued a news release to report average assets under management during third quarter 2000 and ending assets under management as of September 30, 2000. Additionally, the news release announced information concerning the Stilwell quarterly earnings presentation that is expected to occur on October 26, 2000. This news release is attached as an Exhibit to this Form 8-K.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits

                 EXHIBIT NO.     DOCUMENT

                 (99)            Additional Exhibits

                 99.1            News release issued by Stilwell Financial Inc.
                                 dated October 2, 2000 reporting average assets under management during third quarter 2000, ending assets under management as of September 30, 2000 and information concerning the Stilwell quarterly earnings presentation, is attached hereto as Exhibit 99.1.


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Stilwell Financial Inc.


DATE: OCTOBER 2, 2000              BY:        /S/  DOUGLAS E. NICKERSON
                                      -----------------------------------------
                                                Douglas E. Nickerson
                                           Vice President and Controller
                                           (Principal Accounting Officer)